Exhibit 99.2

OPPENHEIMER

Project Speed Discussion Materials

June 2023

DRAFT

Strictly Confidential
Subject to FRE 408
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STRICTLY PRIVATE AND CONFIDENTIAL

2 Table of Contents 1. Situation Overview 2. Optimization of Omnichannel Retail Business 3. Court Orchestrated Wind-Down 4. Conclusions D r a f t - S u b j e c t S t r i c t l y C o n f i d e n t i a l S u b j e c t t o F R E 4 0 8 t o M a t e r i a l R e v i s i o n

S t r i c t l y C o n f i d e n t i a l S u b j e c t t o F R E 4 0 8 t o M a t e r i a l R e v i s i o n D r a f t - S u b j e c t 1. Situation Overview

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Situation Overview

M&A / Alternative Outreach:

- In the month of April 2022, Shift Technologies, Inc.'s ("Shift" or the "Company") management began working with Centerview Partners and Cohen & Company (the "Bankers") to assist it in exploring a sale that would maximize value for the Company
- Shift launched a marketing process for a potential sale of the Company
- The Bankers ran a robust and active sale process:
  - Contacted 23 groups of potential financial and strategic investors who are experienced in investing in the automotive & technology sectors, operational turnarounds and/or distressed situations
  - Solicited interest from approximately 8 potential investors, who had executed nondisclosure agreements ("NDAs")
- In December 2022, Shift completed its merger with CarLotz, which provided additional liquidity to the Company
- Furthermore, throughout Q2 2023, Shift independently explored various strategic options, including being acquired, mergers, and asset sales, with ~5 inbound parties

Conclusion:

- All processes around a sale of the business, selling assets of the business or other type of arrangement concluded on May 26, 2023 with no viable indications of interest to purchase the business on a standalone basis
- As a result, the Company has pivoted to a number of viable standalone plans and is in the process of optimizing the omnichannel retail business as a first step
- Ayman Moussa was appointed as CEO on June 9, 2023
  - He has been closely involved with the Company and management for several weeks as he became an interested strategic partner and began his diligence on a path forward for the existing business
  - Ayman brings 20+ years of auto experience to the Company providing keen operational insight to the existing business

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2. Optimization of Omnichannel Retail Business

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Optimization of Omnichannel Retail Business

- Shift will continue to optimize its omnichannel retail business by driving volume and GPU growth, while leveraging its selling, marketing and G&A costs
- The Company will do so by further localizing its sales, customer support and F&I teams, to decrease customer handoffs, improve the overall customer experience and sales conversion and eliminate costs for remote support staff
- The Company will seek to drive GPU growth, specifically back-end margin, through continuous F&I training for its salespeople and the addition of new lenders and/or products to enhance its F&I offerings
- Shift will make further G&A optimizations in order to preserve liquidity throughout the second half of 2023
- The Company will need to raise significant additional capital to meet the liquidity needs of the business going forward; the quantum of capital needed will depend on a number of variables but could require an initial capital raise in the range of $30mm to $50mm with additional growth capital potentially needed in future

Source: Company provided forecast.

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7 D r a f t - S u b j e c t S t r i c t l y C o n f i d e n t i a l S u b j e c t t o F R E 4 0 8 t o M a t e r i a l R e v i s i o n 2023 Dec-23 Nov-23 Oct-23 Sep-23 Aug-23 Jul-23 Jun-23 May-23 Apr-23 Mar-23 Feb-23 Jan-23 $ 109,831 $ 218 $ 8,048 $ 16,392 $ 23,874 $ 30,703 $ 37,778 $ 35,408 $ 45,100 $ 67,721 $ 77,432 $ 87,484 $ 109,831 Cash BOP (74,188) (4,901) (4,965) (5,036) (5,013) (4,893) (5,214) (6,303) (6,967) (6,865) (6,907) (7,395) (9,730) EBITDA (5,596) (422) (422) (422) (422) (422) (422) (349) (349) (349) (501) (583) (931) CapEx (Tech) (5,234) 569 272 (812) 172 (853) (787) 11,483 (2,144) (11,513) 4,993 (556) (6,059) Working Capital (7,458) (450) (500) (550) (600) (650) (700) (500) (550) (550) (780) (788) (840) Ongoing Leases (2,162) (172) (114) (174) (169) (161) (152) (161) (81) (179) (466) (153) (179) Interest on Floor Plan (2) (20,200) 150 (2,100) (1,350) (1,450) 150 200 (1,800) 400 (3,166) (6,050) (577) (4,607) Other $ (5,008) $ (5,008) $ 218 $ 8,048 $ 16,392 $ 23,874 $ 30,703 $ 37,778 $ 35,408 $ 45,100 $ 67,721 $ 77,432 $ 87,484 Cash EOP (114,839) (5,226) (7,830) (8,344) (7,482) (6,829) (7,075) 2,370 (9,691) (22,621) (9,711) (10,052) (22,346) Cash Gain/(Use) Source: Company provided forecast. 1) Cash flow forecast assumes cost savings from omnichannel retail optimization that have been identified but not yet implemented 2) Includes interest payment paid to Softbank in March 2023. 2023 Monthly Cash Flow Analysis (Base Case) ($ in Thousands) 2023 Cash Flow (Base Case) (1)

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2023 - 2024 Operating Analysis (Upside Case)

Upside Case reflects continuous improvement and growth in H2 2023, and especially in 2024

- Ayman Moussa, a successful West Coast auto dealer, joined Shift as CEO on June 9, 2023 and will immediately accelerate the Company's revenue enhancement and cost reduction plans through:
  - Immediate ramp in units sold, with increased inventory acquisition and improved sales conversion
  - Higher GPU due to new leadership; major initiatives including transforming wholesale operation into a profit center and significant growth in F&I from improved training, revised compensation structures and addition of new products
  - Selling costs significantly leverage with major organizational restructurings and improved processes
  - Assumes settlement of the convertible debt in Q2 (June 2023) of previous offer ($.05 / $1.00 + equity) and Softbank debt settling for the same offer. Equity component to be defined as participation in an equity like security to achieve an additional $.07 / $1.00 for a total return of $.13 / $1.00
  - Assumes fundraise of $30 million in Q4'23 to continue funding the business through 2024 and beyond; new management believes under its new plan it can get to cash flow breakeven more quickly therefore requiring a smaller capital raise
  - Reach EBITDA profitability in Q1'24 and positive cash flow by Q4'24

Source: Company provided forecast.

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Subject to FRE 408
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OPPENHEIMER

2023 - 2024 Operating Analysis (Upside Case) (Cont.)

- The financial outcome of this scenario is break-even EBITDA in Q4’23, and EBITDA profitability in 2024
- This scenario also results in improved cash flow, but a capital raise is still necessary to fund the transition
- Risks to achieving the upside case include:
  - Recession, leading to lower unit sales
  - Loss of access to or materially tighter terms on Ally Floor Plan financing due to leverage
  - Cash savings take longer to materialize than expected
  - Inability to raise additional capital due to leverage

Source: Company provided forecast.

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10 D r a f t - S u b j e c t S t r i c t l y C o n f i d e n t i a l S u b j e c t t o F R E 4 0 8 t o M a t e r i a l R e v i s i o n 2023 Operating Analysis (Upside Case) Source: Company provided forecast. 2023 Monthly Operating Analysis (Upside Case) ($ in Thousands) 2023 Dec-23 Nov-23 Oct-23 Sep-23 Aug-23 Jul-23 Jun-23 May-23 Apr-23 Mar-23 Feb-23 Jan-23 10,405 1,100 1,025 1,019 964 930 836 652 681 805 797 742 854 Retail Units 2,260 400 400 332 257 199 105 50 57 96 99 87 177 Wholesale Units $ 260,224 $ 30,310 $ 28,550 $ 27,289 $ 24,879 $ 23,170 $ 19,543 $ 15,400 $ 15,914 $ 17,463 $ 17,962 $ 17,590 $ 22,154 Revenue 2,660 3,809 3,732 3,545 3,323 3,096 2,681 1,013 1,347 2,337 1,645 2,098 1,641 Omni GPU 27,678 4,190 3,825 3,610 3,205 2,880 2,241 660 917 1,881 1,311 1,556 1,401 GP$ 26,141 1,807 1,684 1,673 1,620 1,635 1,692 1,973 2,317 2,554 2,536 2,910 3,740 Selling 11,925 770 718 713 675 744 752 850 996 1,111 1,526 1,258 1,812 Marketing 41,958 2,021 2,021 2,021 2,021 2,221 2,421 4,625 5,007 5,081 4,156 4,784 5,580 G&A 80,024 4,598 4,422 4,407 4,315 4,600 4,865 7,448 8,320 8,746 8,218 8,952 11,132 SG&A $ (52,346) $ (408) $ (597) $ (797) $ (1,111) $ (1,720) $ (2,624) $ (6,788) $ (7,403) $ (6,865) $ (6,907) $ (7,395) $ (9,730) EBITDA $ 109,831 $ 27,334 $ 29,642 $ 1,645 $ 5,339 $ 9,164 $ 17,039 $ 32,640 $ 45,100 $ 67,721 $ 77,432 $ 87,484 $ 109,831 Cash BOP (52,346) (408) (597) (797) (1,111) (1,720) (2,624) (6,788) (7,403) (6,865) (6,907) (7,395) (9,730) EBITDA (5,156) (349) (349) (349) (349) (349) (349) (349) (349) (349) (501) (583) (931) CapEx (Tech) (4,949) 580 (540) (500) (340) (840) (1,000) 14,463 (3,637) (11,513) 4,993 (556) (6,059) Working Capital (5,908) (200) (250) (300) (350) (400) (400) (500) (550) (550) (780) (788) (840) Ongoing Leases (11,217) (301) (280) (266) (252) (224) (210) (8,627) (79) (179) (466) (153) (179) Interest Expense (33,892) (292) (292) 208 (1,292) (292) (3,292) (13,800) (442) (3,166) (6,050) (577) (4,607) Other 30,000 - - 30,000 - - - - - - - - - Capital Raise $ 26,364 $ 26,364 $ 27,334 $ 29,642 $ 1,645 $ 5,339 $ 9,164 $ 17,039 $ 32,640 $ 45,100 $ 67,721 $ 77,432 $ 87,484 Cash EOP (83,467) (970) (2,308) 27,996 (3,693) (3,825) (7,875) (15,601) (12,460) (22,621) (9,711) (10,052) (22,346) Cash Gain/(Use)

Strictly Confidential
Subject to FRE 408
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OPPENHEIMER

2023 - 2024 Quarterly Operating Analysis (Upside Case)

2023 – 2024 Operating Analysis (Upside Case)

($ in Thousands)

	Q1'23	Q2'23	Q3'23	Q4'23	Q1'24	Q2'24	Q3'24	Q4'24	2023	2024
Retail Units	2,393	2,138	2,730	3,144	3,772	4,527	5,432	6,519	10,405	20,250
Wholesale Units	363	203	561	1,132	1,509	1,811	2,173	2,607	2,259	8,100
Revenue	$ 57,706	$ 48,777	$ 67,592	$ 86,149	$ 99,211	$119,053	$142,864	$189,037	$ 260,224	$ 550,165
Omni GPU	1,784	1,618	3,050	3,698	4,000	4,000	4,000	4,000	2,660	4,000
GP$	4,269	3,459	8,325	11,625	15,089	18,107	21,728	26,074	27,678	80,999
Selling	4,947	4,928	4,977	5,165	6,036	6,790	7,605	9,126	20,017	29,557
Marketing	2,171	2,132	2,106	2,201	2,641	3,169	3,802	4,563	8,610	14,175
G&A	6,663	6,263	6,063	6,063	6,244	6,244	6,244	6,244	25,052	24,976
SG&A	28,301	24,514	13,780	13,428	14,921	16,203	17,652	19,933	80,023	68,709
EBITDA	**$ (24,032)**	**$ (21,055)**	**$ (5,455)**	**$ (1,803)**	**$ 168**	**$ 1,904**	**$ 4,076**	**$ 6,141**	**$ (52,345)**	**$ 12,290**
Cash BOP	**$ 109,831**	**$ 67,721**	**$ 17,039**	**$ 1,646**	**$ 26,364**	**$ 21,487**	**$ 19,437**	**$ 17,692**	**$ 109,831**	**$ 26,364**
EBITDA	(24,032)	(21,055)	(5,455)	(1,803)	168	1,904	4,076	6,141	(52,345)	12,290
CapEx (Tech)	(2,015)	(1,047)	(1,047)	(1,047)	(1,050)	(1,050)	(1,050)	(1,050)	(5,156)	(4,200)
Working Capital	(1,622)	(687)	(2,180)	(460)	(3,310)	(2,470)	(3,940)	(3,520)	(4,949)	(13,240)
Ongoing Leases	(2,408)	(1,600)	(1,150)	(750)	-	-	-	-	(5,908)	-
Interest on Floor Plan	(798)	(8,885)	(686)	(847)	(685)	(434)	(832)	(616)	(11,216)	(2,567)
Other	(11,234)	(17,408)	(4,875)	(375)	-	-	-	-	(33,892)	-
Capital Raise	-	-	-	30,000	-	-	-	-	30,000	-
Cash EOP	**$ 67,721**	**$ 17,039**	**$ 1,646**	**$ 26,364**	**$ 21,487**	**$ 19,437**	**$ 17,692**	**$ 18,647**	**$ 26,364**	**$ 18,647**
Cash Gain/(Use)	**(42,110)**	**(50,682)**	**(15,393)**	**24,718**	**(4,877)**	**(2,050)**	**(1,746)**	**955**	**(83,467)**	**(7,717)**

Source: Company provided forecast.
1) Includes interest payment paid to Softbank in March 2023.

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S t r i c t l y C o n f i d e n t i a l S u b j e c t t o F R E 4 0 8 t o M a t e r i a l R e v i s i o n D r a f t - S u b j e c t 3. Court Orchestrated Wind-Down

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Court Orchestrated Orderly Liquidation Analysis

- Model assumes a liquidation plan starting on October 31, 2023
  - Liquidation analysis based on Company-projected cash flow and asset values, as of May 2023
  - Assumed Chapter 11 liquidating plan
  - Assumed vehicles are sold through omnichannel retail for 3-5 months – any unsold vehicles are assumed to be sold to auction house
- Analysis is based on actual April 30, 2023 balance sheet, with the following adjustments:
  - Cash, Inventory, Ally Debt has been rolled forward based on the projections provided by the Company
  - Trade credit is assumed to tighten as awareness of further liquidity constraints increases
- Analysis has been done on a consolidated basis vs legal entity level
- Secured Debt Ally
  - Assumed to be paid 100% in all cases, due to vehicle level security
- Based on industry standard recovery rates the estimated recovery to the unsecured creditors, including the holders of the Senior Convertible Notes would recover 0%

Source: Company provided forecast.

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14 D r a f t - S u b j e c t S t r i c t l y C o n f i d e n t i a l S u b j e c t t o F R E 4 0 8 t o M a t e r i a l R e v i s i o n Recovery Recovery FCST $ % 10/31/23 Asset Value $ 4,047 100.0% $ 4,047 Cash 3,708 70.0% 5,297 Accounts receivable, net 26,863 82.0% 32,760 Inventory 145 2.5% 5,782 Prepaid and other current assets 308 7.5% 4,113 Property and equipment, net 635 6.5% 9,763 Capitalized website /software 29 1.5% 1,933 Other non-current assets $ 35,735 56.1% $ 63,695 Net Proceeds from Assets Secured Debt $ 21,294 $ 21,294 Ally - Floor Plan 100.0% Recovery % $ 14,440 Amount Available to Estate Administrative Costs $ 450 US Trustee Fees 5,250 Wind-Down Budget 10,000 Professional Fees 2,000 503(b)(9) Claims 1,000 Employee Claims $ 18,700 Administrative Costs $ (4,260) Amount Available to Unsecured Claims Unsecured Claims - $ 8,400 AP Trade - 13,100 Other Accrued - 8,000 Lease Rejection Claim - 20,200 Senior Unsecured Notes - 153,100 Convertible Notes - 5,000 Litigation Claims - $ 207,800 Unsecured Claims 0.0% Recovery % Source: Company provided forecast. Liquidation Analysis ($ in Thousands) Project Speed – Orderly Liquidation Analysis

S t r i c t l y C o n f i d e n t i a l S u b j e c t t o F R E 4 0 8 t o M a t e r i a l R e v i s i o n D r a f t - S u b j e c t 4. Conclusions

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Conclusions

- For the past 16 months, the Company has engaged multiple advisors and run multiple processes to fundraise or pursue M&A with no success, in large part due to the significant debt burden on the Company
- The Company has a go forward plan that has execution risk and will require additional money

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DISCLAIMER

THIS DOCUMENT IS FOR DISCUSSION PURPOSES ONLY AND DOES NOT CONSTITUTE ADVICE OF ANY KIND, INCLUDING TAX, ACCOUNTING, LEGAL OR REGULATORY ADVICE, AND OPPENHEIMER & CO. INC. IS NOT AND DOES NOT HOLD ITSELF OUT TO BE AN ADVISOR AS TO TAX, ACCOUNTING, LEGAL OR REGULATORY MATTERS.

THIS DOCUMENT WAS PREPARED ON A CONFIDENTIAL BASIS SOLELY FOR DISCUSSION BY THE COMPANY AND OPPENHEIMER & CO. INC. AND NOT WITH A VIEW TOWARD PUBLIC DISCLOSURE. THIS DOCUMENT SHALL BE TREATED AS CONFIDENTIAL BY ITS RECIPIENTS.

THE INFORMATION CONTAINED HEREIN WAS OBTAINED FROM THE COMPANY AND PUBLIC SOURCES AND WAS RELIED UPON BY OPPENHEIMER & CO. INC. WITHOUT ASSUMING RESPONSIBILITY FOR INDEPENDENT VERIFICATION AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION. ANY ESTIMATES AND PROJECTIONS FOR THE COMPANY CONTAINED HEREIN HAVE BEEN SUPPLIED BY THE MANAGEMENT OF THE COMPANY OR ARE PUBLICLY AVAILABLE, AND INVOLVE NUMEROUS AND SIGNIFICANT SUBJECTIVE DETERMINATIONS, WHICH MAY NOT BE CORRECT. NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, IS MADE AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION AND NOTHING CONTAINED HEREIN IS, OR SHALL BE RELIED UPON AS, A REPRESENTATION OR WARRANTY, WHETHER AS TO THE PAST OR THE FUTURE.

THE INFORMATION CONTAINED HEREIN WAS DESIGNED FOR USE BY SPECIFIC PERSONS FAMILIAR WITH THE BUSINESS AND AFFAIRS OF THE COMPANY AND OPPENHEIMER & CO. INC. ASSUMES NO OBLIGATION TO UPDATE OR OTHERWISE REVISE THESE MATERIALS.

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FORWARD LOOKING STATEMENTS

THIS DOCUMENT INCLUDES “FORWARD LOOKING STATEMENTS” WITHIN THE MEANING OF THE “SAFE HARBOR” PROVISIONS OF THE UNITED STATES PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY THE USE OF WORDS SUCH AS “FORECAST,” “INTEND,” “SEEK,” “TARGET,” “ANTICIPATE,” “BELIEVE,” “EXPECT,” “ESTIMATE,” “PLAN,” “OUTLOOK,” AND “PROJECT” AND OTHER SIMILAR EXPRESSIONS THAT PREDICT OR INDICATE FUTURE EVENTS OR TRENDS OR THAT ARE NOT STATEMENTS OF HISTORICAL MATTERS. SUCH FORWARD LOOKING STATEMENTS INCLUDE ESTIMATED FINANCIAL INFORMATION. SUCH FORWARD LOOKING STATEMENTS WITH RESPECT TO REVENUES, EARNINGS, PERFORMANCE, STRATEGIES, PROSPECTS AND OTHER ASPECTS OF SHIFT’S BUSINESS ARE BASED ON CURRENT EXPECTATIONS THAT ARE SUBJECT TO RISKS AND UNCERTAINTIES. A NUMBER OF FACTORS COULD CAUSE ACTUAL RESULTS OR OUTCOMES TO DIFFER MATERIALLY FROM THOSE INDICATED BY SUCH FORWARD LOOKING STATEMENTS. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO: (1) SHIFT’S ABILITY TO GROW AND MANAGE GROWTH PROFITABLY, MAINTAIN RELATIONSHIPS WITH CUSTOMERS AND SUPPLIERS AND RETAIN ITS MANAGEMENT AND KEY EMPLOYEES; (2) CHANGES IN APPLICABLE LAWS OR REGULATIONS; (3) THE POSSIBILITY THAT SHIFT MAY BE ADVERSELY AFFECTED BY OTHER ECONOMIC, BUSINESS, AND/OR COMPETITIVE FACTORS; (4) THE OPERATIONAL AND FINANCIAL OUTLOOK OF SHIFT; (5) THE ABILITY FOR SHIFT TO EXECUTE ITS STRATEGY; (6) SHIFT’S ABILITY TO PURCHASE SUFFICIENT QUANTITIES OF VEHICLES AT ATTRACTIVE PRICES; (7) LEGISLATIVE, REGULATORY AND ECONOMIC DEVELOPMENTS AND (8) OTHER RISKS AND UNCERTAINTIES INDICATED FROM TIME TO TIME IN OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC BY SHIFT. YOU ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. SHIFT UNDERTAKES NO COMMITMENT TO UPDATE OR REVISE THE FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS MAY BE REQUIRED BY LAW.

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